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                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 20, 1996 included in Corrections Corporation of America's Form 10-K for the year ended December 31, 1995 and to all references to our firm included in this registration statement.


                                               /s/Arthur Andersen LLP
                                                  ARTHUR ANDERSEN LLP

Nashville, Tennessee
April 26, 1996